                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-642

                        SCUDDER INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Emerging Markets Growth Fund

Annual Report to Shareholders

October 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Directors and Officers

<Click Here> Investment Products

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2003

Classes A, B and C

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Emerging Markets Growth Fund	1-Year	3-Year	5-Year	Life of Class**
Class A(a)	52.47%	6.02%	4.96%	1.27%
Class B(a)	51.28%	5.13%	4.10%	.45%
Class C(a)	51.28%	5.19%	4.15%	.48%
S&P/IFC Emerging Markets Investable Index+	48.80%	9.87%	11.29%	.77%
MSCI Emerging Market Free Index++	48.74%	7.28%	10.24%	-.40%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 10/31/03	$ 13.25	$ 12.98	$ 13.01
10/31/02	$ 8.69	$ 8.58	$ 8.60

Class A Lipper Ranking* - Emerging Markets Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	34	of	177	19

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*(b) (Adjusted for Sales Charge)
[] Scudder Emerging Markets Growth Fund - Class A(c) [] S&P/IFC Emerging Markets Investable Index+ [] MSCI Emerging Market Free Index++

Yearly periods ended October 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Emerging Markets Growth Fund		1-Year	3-Year	5-Year	Life of Class**
Class A(c)	Growth of $10,000	$14,371	$11,233	$12,008	$10,359
	Average annual total return	43.71%	3.95%	3.73%	.47%
Class B(c)	Growth of $10,000	$14,828	$11,421	$12,126	$10,338
	Average annual total return	48.28%	4.53%	3.93%	.45%
Class C(c)	Growth of $10,000	$14,965	$11,524	$12,130	$10,263
	Average annual total return	49.65%	4.84%	3.94%	.35%
S&P/IFC Emerging Markets Investable Index+	Growth of $10,000	$14,880	$13,262	$17,075	$10,576
	Average annual total return	48.80%	9.87%	11.29%	.77%
MSCI Emerging Market Free Index++	Growth of $10,000	$14,874	$12,346	$16,283	$9,707
	Average annual total return	48.74%	7.28%	10.24%	-.40%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Classes A, B and C

* Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on May 8, 1996. Index returns begin May 31, 1996.
a Returns shown for Class A, B and C shares for the periods prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of the Scudder Emerging Markets Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of the Scudder Emerging Market Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
+ The Standard & Poor's/International Finance Corporation (S&P/IFC) Emerging Markets Investable Index (formerly IFC Emerging Markets Investable Index) is an unmanaged capitalization-weighted measure of stock markets in emerging market countries worldwide.
++ MSCI Emerging Market Free Index is an unmanaged capitalization-weighted index of companies in a universe of 26 emerging markets. Beginning with the next semiannual report, MSCI Emerging Market Free Index, which better reflects the Fund's investment strategy, will be shown instead of the Standard & Poor's/International Finance Corporation Emerging Markets Investable Index.
Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on a fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns*
Scudder Emerging Markets Growth Fund	1-Year	3-Year	5-Year	Life of Class**
Class S	52.81%	6.32%	5.26%	1.55%
Class AARP(a)	53.04%	6.37%	5.29%	1.57%
S&P/IFC Emerging Markets Investable Index+	48.80%	9.87%	11.29%	.77%
MSCI Emerging Market Free Index++	48.74%	7.28%	10.24%	-.40%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class AARP	Class S
Net Asset Value: 10/31/03	$ 13.36	$ 13.34
10/31/02	$ 8.73	$ 8.73

Class S Lipper Rankings* - Emerging Markets Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	30	of	177	17
3-Year	71	of	135	53
5-Year	106	of	112	94

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*
[] Scudder Emerging Markets Growth Fund - Class S [] S&P/IFC Emerging Markets Investable Index+ [] MSCI Emerging Market Free Index++

Yearly periods ended October 31

Comparative Results*
Scudder Emerging Markets Growth Fund		1-Year	3-Year	5-Year	Life of Class**
Class S	Growth of $10,000	$15,281	$12,018	$12,919	$11,222
	Average annual total return	52.81%	6.32%	5.26%	1.55%
Class AARP(a)	Growth of $10,000	$15,304	$12,036	$12,938	$11,238
	Average annual total return	53.04%	6.37%	5.29%	1.57%
S&P/IFC Emerging Markets Investable Index+	Growth of $10,000	$14,880	$13,262	$17,075	$10,576
	Average annual total return	48.80%	9.87%	11.29%	.77%
MSCI Emerging Market Free Index++	Growth of $10,000	$14,874	$12,346	$16,283	$9,707
	Average annual total return	48.74%	7.28%	10.24%	-.40%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Class AARP and Class S

* Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on May 8, 1996. Index returns begin May 31, 1996.
a Returns shown for Class AARP shares for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Emerging Markets Growth Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.
+ The Standard & Poor's/International Finance Corporation (S&P/IFC) Emerging Markets Investable Index (formerly IFC Emerging Markets Investable Index) is an unmanaged capitalization-weighted measure of stock markets in emerging market countries worldwide.
++ MSCI Emerging Market Free Index is an unmanaged capitalization-weighted index of companies in a universe of 26 emerging markets. Beginning with the next semiannual report, MSCI Emerging Market Free Index, which better reflects the Fund's investment strategy, will be shown instead of the Standard & Poor's/International Finance Corporation Emerging Markets Investable Index.
Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 253-2277 (Class AARP) or (800) SCUDDER (Class S) for the Fund's most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Portfolio Management Review

Scudder Emerging Markets Growth Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Emerging Markets Growth Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Oliver Kratz

Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1998 and the fund in 2002.

• Over eight years of investment industry experience.

• MALD and PhD from Fletcher School of Law and Diplomacy, administered jointly by Harvard University and Tufts University.

Tara C. Kenney

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1995 and the fund in 1996.

• Over 16 years of investment industry experience.

• MBA, Stern School of Business, New York University.

In the following interview, Portfolio Co-Manager Oliver Kratz discusses Scudder Emerging Markets Growth Fund's strategy and the market environment during the 12-month period ended October 31, 2003.

Q: Emerging markets stocks performed very well during the reporting period. What factors helped create this strong rally?

A: Several forces came together in the past year to help emerging markets stocks deliver outstanding returns. Most important, an improvement in global growth and a fading focus on geopolitical issues led to an increased appetite for risk among investors. Once the first phase of the war in Iraq concluded in mid-March, investors finally became more comfortable allocating cash to the more aggressive areas of the investment spectrum, such as emerging markets stocks. Second, valuations1 were inexpensive in relation to both historical levels and valuations in the developed markets. And third, investors were encouraged by the improved "fundamentals" across the emerging markets, such as faster economic growth, better corporate governance, stronger currencies, and higher corporate profits. In addition, rising commodities prices helped exporting nations such as Brazil and Russia.

1 "Valuation" is a term used to describe the price investors have to pay for a stock in relation to the earnings growth it is expected to deliver. For example, a stock that is trading at $10 and generating $1 per share annually in earnings is said to be trading at "10 times" earnings. Such a stock would be "cheaper" than one that is trading at $20 and generating $1 per share in earnings. Buyers of stock generally use valuation as one of their key investment criteria.

It has been our view for some time that emerging-markets stocks have represented an attractive investment opportunity due to the compelling combination of strengthening fundamentals and attractive valuations. With an improvement in the overall environment for stocks worldwide, the market has finally begun to recognize this opportunity as well.

Q: How did the fund perform?

A: For the 12-month period ended October 31, 2003, Class A shares of Scudder Emerging Markets Growth Fund returned 52.47% (unadjusted for sales charges). (Please see page 3 for the performance of other share classes.) In comparison, the fund's benchmark - the MSCI Emerging Markets Free Index - produced a total return of 48.74%.2 The fund also outperformed the 46.96% average return of the 177 funds in its Lipper peer group, "Emerging Markets" funds, and beat more than three-quarters of the funds in its category.3 Scudder Emerging Markets Growth Fund (Class A shares) ranked 34 out of 177 funds in the Lipper Emerging Markets Funds Category for the 1-year period as of October 31, 2003.4

2 The MSCI Emerging Markets Free Index is an unmanaged index of more than 850 stocks traded in approximately 26 world markets. Free indices reflect investable opportunities for global investors by taking into account local restrictions on share ownership by foreigners.
3 Source: Lipper Inc. The Lipper Emerging Markets Funds category includes funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging-market equity securities, where "emerging market" is defined by a country's economic measures. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the Emerging Markets category. Performance includes of all distributions and is no guarantee of future results. It is not possible to invest in a Lipper category.
4 Source: Lipper Inc. Rankings are historical and do not guarantee future results. Lipper rankings are based on the fund's total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. It is not possible to invest in a Lipper category.

Q: Will you review your investment style?

Our overall approach remains the same. We continued to seek strong absolute performance by looking for individual companies whose share prices do not fully reflect their fair value. In this sense, we use a "bottom-up" approach that focuses on individual company research. We believe our emphasis on companies with strong "fundamentals" - i.e., those with improving earnings, low debt levels, clean balance sheets and capable management teams - will help us deliver competitive long-term returns for the fund's shareholders. As a result, all country and sector allocations are largely the result of our decisions regarding individual stocks.

Q: Have you made any adjustments to account for the rally during the past year?

A: Yes, we have intensified our sell discipline. We believe that the market has risen largely on the hope that a near-perfect scenario will unfold in which global growth will stay strong and corporate profits will rise sharply. But if the results don't match the expectations that have been built into stock prices, markets everywhere could be vulnerable.

As a result, we are increasingly shifting into a "protection and preservation" mode. This leads us to take profits (i.e., trim our winning positions) earlier and redeploy gains into stocks with what we see as having more limited downside. In general, we are favoring fundamentally sound stocks that we expect to perform well even if the broader market is weak. We believe this is the appropriate way to position the fund for an environment that is unlikely to be as favorable as that which we have enjoyed since this rally began in mid-March.

Q: The fund holds a large position in Russian energy stocks. How did this positioning affect performance, and what is your view of the scandal that occurred late in the reporting period?

A: Overall, the fund's position in this area had an extremely positive impact on performance. We have held Russian energy firms in the portfolio for some time, based on our belief that Russia would ignore OPEC's demands for export restraint.5

5 OPEC seeks to manage oil price levels by controlling production. Higher Russian production means better revenues for the country, but the resulting higher supply may lead to lower prices overall - a negative for OPEC.

This theory has proven true, as Russian oil exports are now approaching 8.5 million barrels a day, compared with less than 6.0 million barrels a day at the beginning of 2000. The combination of increasing volume and high energy prices translated into substantial earnings gains for Russian oil companies. As a result, the fund enjoyed significant gains in Gazprom, LUKOIL, YUKOS and Surgutneftegaz. We opted to scale back on these positions in order to lock in our substantial gains. This move proved timely when the CEO of YUKOS - Mikhail Khodorkovsky - was arrested, creating concerns that Russia's government was backtracking on reforms. We believe this is an isolated incident, rather than the beginning of an anti-business campaign by the government.

Q: The economic boom in China has been one of the more important stories of the past year. Is the fund positioned to capitalize on this trend?

A: Yes, but not necessarily by investing in China directly. While the fund does hold a small position in China (2.9% of assets), it has benefited much more by owning companies that are poised to take advantage of the country's explosive economic growth. One way we have done this is by investing in companies that sell commodities and basic materials. China has emerged as a major consumer of natural resources as its expanding economy has led to the construction of new buildings, manufacturing plants and infrastructure. As a result, companies that supply China have generally experienced strong stock price performance. A prime example is Ivanhoe Mines Ltd., a small, Singapore-based copper and gold mining company that has been a direct beneficiary of rising Chinese demand for metals. This stock was one of the top contributors to the fund's return during the reporting period. We also own POSCO, the Korean steel company, and GMK Norilsk Nickel in Russia. All have performed exceptionally well.

Even non-Asian companies that do a smaller percentage of their business with China have benefited as rising demand from the country has been a positive for the pricing environment. As a result, fund performance received a significant boost from the materials sector, where we benefited from both strong stock selection and an overweight position (roughly 18% of fund assets, vs. slightly less than 14% for the benchmark).6

6 "Overweight" means the fund holds a higher weighting in a given sector, country or stock than the benchmark index and indicates a positive view on the security, sector or country in question. "Underweight" means the fund holds a lower weighting than the benchmark, indicating that the manager expects the asset in question to underperform the market as a whole. "Neutral" indicates that the fund's weighting in a given sector, country or stock is roughly the same as the benchmark's.

Q: Will you discuss any other notable aspects of the fund's positioning within Asia?

A: The fund holds a relatively large position in Asian financial stocks. We believe one of the most important trends in Asia has been the emergence of the middle class. Economic growth has put more money in the pockets of consumers, and this has led to increased demand for homes, consumer loans and credit cards. Naturally, banks have been extremely well-positioned to take advantage of these trends. Increased demand for all types of credit, in combination with the growing savings of the middle class, has been very positive for earnings in the banking sector. Fund holdings in this area include Kookmin Bank (Korea), ICICI Ltd. (India), Bangkok Bank PCL (Thailand) and Mega Financial Holding Co., Ltd. (Taiwan).

We also have been gradually adding to the fund's weighting in technology stocks. This shift has been based on our belief that a rebound would occur in both consumer and business spending on technology products. The fund has a substantial position in globally competitive tech firms such as Samsung Electronics Co., Ltd. (Korea), its top holding. The company appears to be bolstering its brand image, its global market share and the quality of its technology. Its cost structure is very low as well: Samsung is the lowest-cost DRAM (memory chip) producer in the world and made money in this area even when chip prices were under pressure.

Q: How has the fund's positioning in Latin America affected performance?

A: The fund's position in Latin America detracted from its relative performance. The fund was hurt by an overweight position in Mexico, which delivered a total return roughly half that of the benchmark as a whole. Mexico has been a weak performer, since its economy is closely tied to that of the United States, which remained sluggish throughout most of the period. We remain cautiously optimistic on the outlook for Mexico, however. Growth in the United States is picking up steam, and it is likely some of this growth will be felt in Mexico's economy. Valuations are reasonable in relation both to historical levels and to the United States. In addition, it appears that the fiscal house is in order, inflation is under control, the trade picture is strong, and debt is manageable among consumers, corporations and the government alike. We therefore have been adding to or maintaining positions in stocks with strong bottom-line results and powerful consumer franchises. These include the media companies Grupo Televisa SA de CV, Telefonos de Mexico SA de CV (Telmex), the cellular companies America Movil SA de CV, Wal-Mart de Mexico SA (Walmex) and the bank Grupo Financiero BBVA Bancomer SA de CV (Bancomer). (As of October 31, 2003, positions in Wal-mart de Mexico SA were sold.)

Performance was also hurt by the fund's underweights in Chile and Argentina, which performed exceptionally well but which we continued to avoid due to a lack of easily tradable stocks. The performance of the fund's holdings in Brazil was roughly in line with the performance of the Brazilian stocks in the benchmark. In Brazil, we continued to favor export-oriented commodities companies and consumer franchises - such as Companhia de Bebidas das Americas (Ambev), the sixth largest brewer of beer in the world - that continued to show strength and the ability to generate substantial cash flow even if the economy is weak.

Q: How is the fund positioned elsewhere in the world?

A: The fund is underweight in the Europe, Middle East and Africa (EMEA) region. In general, we have not found the value in this area to be as compelling as the value we have found in Asia and Latin America. In South Africa, for example, the fund is underweight in comparison to the benchmark. Although we held some winners in commodity-oriented stocks such as Anglo Gold and Platinum Co., we are not enthusiastic on the country's growth potential. (As of October 31, 2003, these positions were sold.) This positioning proved to be a negative for performance, as we were hurt by the underweight position in South Africa as well as poor stock selection. While we have not found the EMEA region as a whole to be compelling, we nonetheless have continued to find attractive individual companies. Examples include OTP Bank, Hungary's leading financial services company, and Teva Pharmaceutical Industries Ltd., an Israeli generic pharmaceuticals company.

Q: Any final thoughts for investors?

A: We are encouraged by the positive changes we see taking place across the emerging markets. Economic results have been strong, companies have continued to focus on strengthening their balance sheets and improving corporate governance, and higher commodity prices have provided a boost to exporting nations. Stock prices have come quite a long way in the past year as a result. We continue to add to the fund's positions in the stocks in which we have the highest level of conviction.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2003

Geographical Diversification (Excludes Cash Equivalents)	10/31/03	10/31/02

Pacific Basin	67%	60%
Latin America	18%	18%
Europe	7%	12%
Africa	4%	6%
Other	4%	4%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	10/31/03	10/31/02

Materials	22%	16%
Financials	18%	20%
Information Technology	14%	15%
Telecommunication Services	12%	18%
Consumer Discretionary	8%	6%
Energy	8%	9%
Industrials	7%	2%
Consumer Staples	7%	9%
Health Care	4%	2%
Other	-	3%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2003 (26.9% of Portfolio)
1. Samsung Electronics Co., Ltd. Manufacturer of major electronics	Korea	6.1%
2. Telefonos de Mexico SA de CV Provider of telecommunication services	Mexico	3.3%
3. Anglo American PLC Producer of mining and natural resources products	United Kingdom	3.0%
4. LG Electronics, Inc. Manufacturer of telecommunication equipment	Korea	3.0%
5. Fubon Financial Holding Co., Ltd. Operator of a financial holding company	Taiwan	2.0%
6. Fomento Economico Mexicano SA de CV Producer of beer, soft drinks and mineral water	Mexico	2.0%
7. Taiwan Semiconductor Manufacturing Co., Ltd. Manufacturer of integrated circuits and other semiconductor devices	Taiwan	2.0%
8. Companhia Vale do Rio Doce Operator of diverse mining and industrial complex	Brazil	1.9%
9. Sung Shin Cement Co., Ltd. Producer of cement	Korea	1.8%
10. POSCO Manufacturer of hot and cold rolled steel products	Korea	1.8%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 20. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2003

	Shares	Value ($)

Common Stocks 95.4%
Brazil 6.4%
Companhia de Bebidas das Americas (ADR) (Preferred)	71,440	1,514,528
Companhia Vale do Rio Doce (ADR) (Preferred) "A"	41,400	1,672,560
Petroleo Brasileiro SA (ADR)	1,200	28,200
Tele Norte Leste Participacoes SA (ADR) (Preferred)	68,500	970,645
Uniao de Bancos Brasileiros SA (ADR)	44,100	975,051
Votorantim Celulose e Papel SA (ADR)	19,100	522,958
(Cost $4,758,675)		5,683,942
Canada 1.3%
Ivanhoe Mines Ltd.* (Cost $345,697)	117,300	1,128,141
China 3.4%
China Mobile Ltd.	169,700	481,907
China Mobile Ltd. (ADR)	8,400	119,028
China Shipping Development Co., Ltd. "H"	1,239,900	814,384
Harbin Power Equipment Co., Ltd. "H"	2,216,000	545,099
Lee & Man Paper Manufacturing Ltd.*	624,000	462,088
PICC Property and Casualty Co., Ltd., "H"*	396,000	92,728
Yanzhou Coal Mining Co. "H"	643,000	472,018
(Cost $2,445,238)		2,987,252
Czech Republic 0.4%
Cesky Telecom AS (GDR), 144A (Cost $412,354)	32,150	326,323
Hong Kong 1.5%
China Oilfield Services Ltd.	2,543,200	736,946
Fountain Set (Holdings) Ltd.	800,100	556,430
(Cost $1,252,420)		1,293,376
Hungary 2.7%
Magyar Tavkozlesi Rt "B" (ADR)	54,500	988,630
OTP Bank Rt*	114,000	1,390,863
(Cost $2,095,209)		2,379,493
India 8.3%
Apollo Hospitals Enterprise Ltd.	164,300	565,552
Bajaj Auto Ltd.	48,500	978,026
ICICI Ltd.	286,700	1,580,899
Infosys Technologies Ltd.	7,902	826,641
ITC Ltd.	51,800	995,538
Ranbaxy Laboratories Ltd.*	72,500	1,574,139
Reliance Industries Ltd.	79,700	855,122
(Cost $5,370,745)		7,375,917
Indonesia 2.4%
PT Bank Mandiri	3,082,500	344,657
PT Bumi Resources Tbk*	16,990,000	419,926
PT Telekomunikasi Indonesia "B"	1,405,000	992,173
Telekomunik Indonesia (ADR) "B"	26,700	379,140
(Cost $1,685,030)		2,135,896
Israel 1.7%
Check Point Software Technologies Ltd.*	28,400	482,516
Teva Pharmaceutical Industries Ltd. (ADR)	18,200	1,035,398
(Cost $1,367,777)		1,517,914
Korea 22.7%
Asiana Airlines*	518,400	1,095,057
Hotel Shilla Co., Ltd.	97,300	408,602
Hyundai Mipo Dockyard Co., Ltd.*	59,800	666,971
Kookmin Bank (ADR)	4,800	176,400
Kookmin Bank	27,252	994,750
KT&G Corp.	44,800	863,067
LG Chemical Ltd.	22,300	895,015
LG Electronics, Inc.	50,400	2,610,494
POSCO	4,070	474,575
POSCO (ADR)	38,500	1,115,730
Samsung Electronics Co., Ltd.	13,490	5,357,247
Samsung Fire & Marine Insurance Co., Ltd.	18,800	1,073,832
SK Corp.	72,800	1,408,635
SK Telecom Co., Ltd.	7,530	1,329,759
Sung Shin Cement Co., Ltd.	73,800	1,608,821
(Cost $17,851,689)		20,078,955
Malaysia 0.9%
Public Bank Bhd. (Foreign registered) (Cost $745,984)	1,031,225	814,125
Mexico 10.0%
America Movil SA de CV "L" (ADR)	28,130	669,494
Fomento Economico Mexicano SA de CV (ADR)	49,100	1,753,852
Grupo Aeroportuario Sur "B" (ADR)	69,200	1,195,776
Grupo Financiero BBVA Bancomer SA de CV "B"*	1,528,334	1,302,274
Grupo Televisa SA de CV (ADR)	25,400	984,250
Telefonos de Mexico SA de CV "L" (ADR)	91,230	2,933,045
(Cost $8,625,069)		8,838,691
Peru 0.9%
Compania de Minas Buenaventura SA "A" (Cost $424,110)	34,100	806,627
Poland 1.1%
International Trading and Investments Holdings SA"B"* (c) (Cost $524,342)	527,500	966,811
Russia 6.4%
Gazprom (ADR)	45,700	1,062,525
GMK Norilsk Nickel (ADR)	15,600	811,200
LUKOIL (ADR), 144A*	2,300	187,427
LUKOIL (ADR)	16,100	1,311,989
Mobile Telesystems (GDR), 144A*	9,900	752,400
Surgutneftegaz (ADR)	24,100	589,848
Vimpel-Communications SP (ADR)*	4,700	305,970
YUKOS (ADR)	14,199	647,463
(Cost $4,371,692)		5,668,822
South Africa 3.9%
Gold Fields Ltd.	35,900	515,939
Harmony Gold Mining Co., Ltd. (ADR)	38,900	588,168
Impala Platinum Holdings Ltd.	12,300	1,131,151
Sappi Ltd.	93,800	1,187,921
(Cost $2,835,725)		3,423,179
Taiwan 12.6%
Capital Securities Corp.	1,253,000	382,215
Fubon Financial Holding Co., Ltd.	1,681,000	1,773,646
Hon Hai Precision Industry Co., Ltd.	228,600	1,024,085
Media Tek, Inc.	36,750	379,089
Mega Financial Holding Co., Ltd.	1,884,440	1,166,320
Nan Ya Plastics Corp.	648,000	865,146
Pihsiang Machinery Manufacturing Co., Ltd.	193,550	581,848
Polaris Securities Co., Ltd.	892,440	444,510
Quanta Computer, Inc.	460,130	1,254,407
Sampo Corp.*	738,000	330,610
Siliconware Precision Industries Co.*	1,221,000	1,169,540
Taiwan Semiconductor Manufacturing Co., Ltd.	648,393	1,280,352
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	42,800	473,368
(Cost $9,831,387)		11,125,136
Thailand 3.2%
Bangkok Bank PCL (Foreign registered)*	421,100	985,553
Italian-Thai Development PCL (Foreign registered)*	205,000	441,302
Land and Houses PCL (Foreign registered)	3,593,200	1,214,223
National Finance PCL (Foreign registered)	21,800	8,949
Thai Olefins PCL (Foreign registered)*	228,400	171,514
(Cost $2,398,260)		2,821,541
Turkey 2.1%
Akbank T.A.S.*	171,846,211	804,583
Anadolu Efes Biracilik ve Malt Sanayii AS	52,951,498	649,226
Turkiye Garanti Bankasi AS	191,542,300	448,400
(Cost $1,519,832)		1,902,209
United Kingdom 3.0%
Anglo American PLC (Cost $2,202,753)	128,106	2,620,634
Total Common Stocks (Cost $71,063,988)		83,894,984

Preferred Stock 0.5%
Korea
Daishin Securities Co. (Cost $524,265)	66,400	493,722

Cash Equivalents 4.6%
Scudder Cash Management QP Trust, 1.07%(b) (Cost $4,107,124)	4,107,124	4,107,124
Total Investment Portfolio - 100.0% (Cost $75,695,377) (a)		88,495,830

* Non-income producing security.
(a) The cost for federal income tax purposes was $75,758,257. At October 31, 2003, net unrealized appreciation for all securities based on tax cost was $12,737,573. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $13,965,099 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,227,526.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) The Fund may purchase securities that are subject to legal or contractual restriction on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.
Schedule of Restricted Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
International Trading and Investments Holdings SA "B"	December 1996 to June 1997	524,342	966,811	1.12

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2003
Assets
Investments: Investments in securities, at value (cost $71,588,253)	$ 84,388,706
Investment in Scudder Cash Management QP Trust (cost $4,107,124)	4,107,124
Total investments in securities, at value (cost $75,695,377)	88,495,830
Foreign currency, at value (cost $375,285)	375,401
Receivable for investments sold	380,043
Dividends receivable	211,096
Receivable for Fund shares sold	436,960
Foreign taxes recoverable	13,606
Total assets	89,912,936
Liabilities
Due to custodian bank	48,334
Payable for investments purchased	2,978,509
Payable for Fund shares redeemed	68,481
Deferred foreign taxes	475,342
Accrued foreign taxes payable	48,329
Accrued management fee	80,120
Other accrued expenses and payables	38,775
Total liabilities	3,737,890
Net assets, at value	$ 86,175,046
Net Assets
Net assets consist of: Undistributed net investment income	262,228
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $475,342)	12,325,111
Foreign currency related transactions	2,579
Accumulated net realized gain (loss)	(40,806,163)
Paid-in capital	114,391,291
Net assets, at value	$ 86,175,046

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($15,780,210 / 1,191,204 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 13.25
Maximum offering price per share (100 / 94.25 of $13.25)	$ 14.06
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,822,465 / 140,375 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 12.98
Class C Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($1,909,987 / 146,839 of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$ 13.01
Maximum offering price per share (100 / 99.00 of $13.01)	$ 13.14
Class AARP Net Asset Value, offering and redemption price (a) per share ($1,942,396 / 145,391 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 13.36
Class S Net Asset Value, offering and redemption price (a) per share ($64,719,988 / 4,850,071 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 13.34

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $152,431)	$ 1,321,359
Interest	36,919
Interest - Scudder Cash Management QP Trust	6,776
Total Income	1,365,054
Expenses: Management fee	671,031
Administrative fee	352,313
Distribution service fees	40,904
Directors' fees and expenses	3,336
Other	5,788
Total expenses before expense reductions	1,073,372
Expense reductions	(10,465)
Total expenses after expense reductions	1,062,907
Net investment income (loss)	302,147
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (including Chilean foreign tax benefit of $4,960 and net of India foreign taxes of $191,069)	6,912,319
Foreign currency related transactions (including CPMF tax of $1,908)	(68,886)
6,843,433
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign taxes of $475,342)	16,920,296
Foreign currency related transactions	4,454
16,924,750
Net gain (loss) on investment transactions	23,768,183
Net increase (decrease) in net assets resulting from operations	$ 24,070,330

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2003	2002
Operations: Net investment income (loss)	$ 302,147	$ (158,835)
Net realized gain (loss) on investment transactions	6,843,433	(358,661)
Net unrealized appreciation (depreciation) on investment transactions during the period	16,924,750	2,913,260
Net increase (decrease) in net assets resulting from operations	24,070,330	2,395,764
Fund share transactions: Proceeds from shares sold	37,446,900	21,215,081
Cost of shares redeemed	(23,064,126)	(18,114,677)
Redemption fees	11,088	18,359
Net increase (decrease) in net assets from Fund share transactions	14,393,862	3,118,763
Increase (decrease) in net assets	38,464,192	5,514,527
Net assets at beginning of period	47,710,854	42,196,327
Net assets at end of period (including undistributed net investment income and accumulated net investment loss of $262,228 and $5,242, respectively)	$ 86,175,046	$ 47,710,854

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.69	$ 8.28	$ 10.25
Income (loss) from investment operations: Net investment income (loss)[b]	.04	(.04)	(.03)
Net realized and unrealized gain (loss) on investment transactions	4.52	.45	(1.95)
Total from investment operations	4.56	.41	(1.98)
Redemption fees	-***	-***	.01
Net asset value, end of period	$ 13.25	$ 8.69	$ 8.28
Total Return (%)[c]	52.47[d]	4.95	(19.22)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	8.09
Ratio of expenses before expense reductions (%)	2.19	2.18	2.20*
Ratio of expenses after expense reductions (%)	2.16	2.18	2.20*
Ratio of net investment income (loss) (%)	.38	(.57)	(.86)*
Portfolio turnover rate (%)	182	115	69
[a] For the period from May 29, 2001 (commencement of operations of Class A shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B
Years Ended October 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.58	$ 8.25	$ 10.25
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)	(.12)	(.06)
Net realized and unrealized gain (loss) on investment transactions	4.44	.45	(1.95)
Total from investment operations	4.40	.33	(2.01)
Redemption fees	-***	-***	.01
Net asset value, end of period	$ 12.98	$ 8.58	$ 8.25
Total Return (%)[c]	51.28[d]	4.00	(19.51)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2.64		.03
Ratio of expenses before expense reductions (%)	2.97	2.98	3.00*
Ratio of expenses after expense reductions (%)	2.93	2.98	3.00*
Ratio of net investment income (loss) (%)	(.39)	(1.37)	(1.66)*
Portfolio turnover rate (%)	182	115	69
[a] For the period from May 29, 2001 (commencement of operations of Class B shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
Years Ended October 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.60	$ 8.26	$ 10.25
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)	(.12)	(.06)
Net realized and unrealized gain (loss) on investment transactions	4.45	.46	(1.94)
Total from investment operations	4.41	.34	(2.00)
Redemption fees	-***	-***	.01
Net asset value, end of period	$ 13.01	$ 8.60	$ 8.26
Total Return (%)[c]	51.28[d]	4.12	(19.41)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1.01
Ratio of expenses before expense reductions (%)	2.95	2.96	2.97*
Ratio of expenses after expense reductions (%)	2.92	2.96	2.97*
Ratio of net investment income (loss) (%)	(.38)	(1.35)	(1.63)*
Portfolio turnover rate (%)	182	115	69
[a] For the period from May 29, 2001 (commencement of operations of Class C shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class AARP
Years Ended October 31,	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.73	$ 8.30	$ 11.11	$ 11.69
Income (loss) from investment operations: Net investment income (loss)[b]	.06	(.03)	(.01)	(.02)
Net realized and unrealized gain (loss) on investment transactions	4.57	.46	(2.81)	(.56)
Total from investment operations	4.63	.43	(2.82)	(.58)
Redemption fees	-***	-***	.01	-
Net asset value, end of period	$ 13.36	$ 8.73	$ 8.30	$ 11.11
Total Return (%)	53.04[d]	5.18	(25.29)	(4.96)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2.45		.15	.07
Ratio of expenses before expense reductions (%)	1.92	1.91	1.91	1.90*
Ratio of expenses after expense reductions (%)	1.90	1.91	1.91	1.90*
Ratio of net investment income (loss) (%)	.64	(.30)	(.05)	(.13)**
Portfolio turnover rate (%)	182	115	69	42
[a] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to October 31, 2000.
[b] Based on average shares outstanding during the period.
[c] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S
Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 8.73	$ 8.29	$ 11.11	$ 11.75	$ 10.36
Income (loss) from investment operations: Net investment income (loss)[a]	.07	(.03)	(.01)	(.11)	(.04)
Net realized and unrealized gain (loss) on investment transactions	4.54	.47	(2.82)	(.54)[b]	1.46
Total from investment operations	4.61	.44	(2.83)	(.65)	1.42
Less distributions from: Net investment income	-	-	-	-	(.04)
Total distributions	-	-	-	-	(.04)
Redemption fees	-*	-*	.01	.01	.01
Net asset value, end of period	$ 13.34	$ 8.73	$ 8.29	$ 11.11	$ 11.75
Total Return (%)	52.81[c]	5.31	(25.38)	(5.45)[c]	13.89[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	65	38	42	71	103
Ratio of expenses before expense reductions (%)	1.92	1.91	1.91	2.66[d]	2.77
Ratio of expenses after expense reductions (%)	1.90	1.91	1.91	2.30[d]	2.25
Ratio of net investment income (loss) (%)	.64	(.30)	(.05)	(.87)	(.36)
Portfolio turnover rate (%)	182	115	69	42	64
[a] Based on average shares outstanding during the period.
[b] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reduction were 2.56% and 2.23%, respectively.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Emerging Markets Growth Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $40,743,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($20,431,000), October 31, 2007 ($11,827,000), October 31, 2009 ($8,385,000), and October 31, 2010 ($100,000), the respective expiration dates, whichever occurs first.

Gains realized upon disposition of Indian securities held by the Fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Fund accrues a deferred tax liability for net unrealized gains in excess of available carryforwards on Indian securities.

The Fund is subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Taiwan stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

The Fund received a Chilean gains tax refund upon agreement with tax authorities.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 261,178
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (40,743,000)
Net unrealized appreciation (depreciation) on investments	$ 12,737,573

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and S shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $110,198,409 and $96,789,628, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.25% of the first $500,000,000 of the Fund's average daily net assets and 1.20% of such net assets in excess of $500,000,000 computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.25% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.675%, 0.725%, 0.700%, 0.65% and 0.65% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers, not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the year ended October 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not Imposed	Unpaid at October 31, 2003
Class A	$ 59,715	$ 2,008	$ 5,672
Class B	5,313	316	710
Class C	8,634	309	753
Class AARP	4,830	145	844
Class S	273,821	7,687	25,149
	$ 352,313	$ 10,465	$ 33,128

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement pending completion of a review by the Fund's Independent Directors of the Fund's shareholder servicing and related arrangements. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management and/or administrative fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.75% of average daily net assets for Class A, B, C, AARP and S shares(excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, director and director counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For year ended October 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2003
Class B	$ 5,497	$ 1,089
Class C	9,250	1,185
	$ 14,747	$ 2,274

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2003	Effective Rate
Class A	$ 21,615	$ 2,494.24%
Class B	1,673	227.23%
Class C	2,869	447.23%
	$ 26,157	$ 3,168

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2003 aggregated $1,751. There were no underwriting commissions paid in connection with the distribution of Class C shares for the year ended October 31, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2003, the CDSC for Class B and C shares aggregated $490 and $386, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A. For the year ended October 31, 2003, SDI received none.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,094,287	$ 11,956,986	1,095,733	$ 9,493,568
Class B	291,362	2,988,072	127,373	1,217,514
Class C	59,236	623,083	125,891	1,306,886
Class AARP	112,032	1,294,349	69,955	735,428
Class S	1,829,572	20,584,410	834,393	8,461,685
		$ 37,446,900		$ 21,215,081
Shares redeemed
Class A	(836,761)	$ (8,347,941)	(172,608)	$ (1,681,635)
Class B	(225,920)	(2,139,815)	(56,570)	(523,653)
Class C	(22,522)	(216,424)	(16,769)	(157,257)
Class AARP	(18,625)	(185,160)	(35,732)	(352,985)
Class S	(1,282,748)	(12,174,786)	(1,589,606)	(15,399,147)
		$ (23,064,126)		$ (18,114,677)
Redemption fees		$ 11,088		$ 18,359
Net increase (decrease)
Class A	257,526	$ 3,609,045	923,125	$ 7,811,933
Class B	65,442	848,257	70,803	693,861
Class C	36,714	406,659	109,122	1,149,629
Class AARP	93,407	1,111,191	34,223	388,137
Class S	546,824	8,418,710	(755,213)	(6,924,797)
		$ 14,393,862		$ 3,118,763

Report of Independent Auditors

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder Emerging Markets Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Emerging Markets Growth Fund (the "Fund") at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 23, 2003	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid foreign taxes of $343,500 and earned $519,453 of foreign source income during the year ended October 31, 2003. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.06 per share as foreign taxes paid and $0.08 per share as income earned from foreign sources for the year ended October 31, 2003.

For federal income tax purposes, the Fund designated $400,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Director's term of office extends until the next shareholder's meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (60) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Dawn-Marie Driscoll (56) Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Keith R. Fox (49) Director, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (70) Director, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (60) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (60) Director, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); The Reference, Inc. (IT consulting for financial services); United Way of Mass Bay. Trusteeships: Connecticut College, Chair, Finance Committee; Northeastern University, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (67) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Directors and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Director, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Brenda Lyons (40) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
Alexander Black[4] (40) Vice President, 2002-present	Managing Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Oliver S. Kratz[5] (31) Vice President, 2002-present	Director, Deutsche Asset Management	n/a
John Millette (41) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy (40) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000); Senior Manager, Prudential Mutual Fund Services (1987-1992)
n/a
Paul H. Rogers (47) Vice President, 2001-present	Director, Deutsche Asset Management	n/a
Andrew Stubing[6] (38) Vice President, 2002-present	Director, Deutsche Asset Management	n/a
Alex Tedder[4] (39) Vice President, 2002-present	Managing Director, Deutsche Asset Management	n/a
Charles A. Rizzo (46) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000- present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[3] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Caroline Pearson (41) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: 1 Appold Street, Broadgate, London, UK
5 Address: 345 Park Avenue, New York, New York
6 Address: 83 Clarence Street, Sydney, Australia

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder US Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Intermediate Tax/AMT Free Fund (formerly Scudder Medium Term Tax-Free Fund)

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder RREEF Real Estate Fund II, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SEKAX	SEKBX	SEKCX
CUSIP Number	811165-760	811165-752	811165-745
Fund Number	479	679	779

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SEMMX	179
Fund Number	SEMGX	079

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2003, the Scudder International Fund,
Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Emerging Markets Growth Fund

By:                                 /s/Richard T. Hale
                                    -----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    -----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Emerging Markets Growth Fund

By:                                 /s/Richard T. Hale
                                    -----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    -----------------------------

By:                                 /s/Charles A. Rizzo
                                    -----------------------------
                                    Charles A. Rizzo
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    -----------------------------